UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2008

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

          Nebraska                    001-31924                   84-0748903
 (State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

            121 South 13th Street, Suite 201, Lincoln, Nebraska 68508
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
PROVISION OF THE CODE OF ETHICS.

        On January 30, 2008, the Board of Directors of the Company approved a new updated and revised code of ethics applicable to all directors, officers and employees of the Company, entitled the "Nelnet Code of Conduct" (the "Code"). The new Code replaces the Company's prior Code of Business Ethics and Conduct, and is a result of the Company's initiative to prepare an enhanced new Code with updated and more detailed provisions to conform to current best practices and with extensive Company-specific guidance to foster compliance with the provisions and principles thereof. The Company will post the new Code on its website at www.nelnetinvestors.com in the near future. The new Code is filed as
Exhibit 14.1 to this report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits. The following exhibits are filed as part of this report:

             Exhibit
                No.                     Description
             ----------    -----------------------------------------------------
               14.1        Nelnet, Inc. Code of Conduct.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NELNET, INC.


Date:  February 5, 2008                       By:  /S/ Terry J. Heimes
                                                   -----------------------------
                                                       Terry J. Heimes
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX


            Exhibit
              No.                     Description
           -----------   -------------------------------------------------------
              14.1       Nelnet, Inc. Code of Conduct.